SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT
                     PURSUANT TO SECTION 13 OR 15 (d) OF THE
                         SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported):  March 3, 1998


                               Medical Monitors, Inc.
              ----------------------------------------------------
             (Exact name of Registrant as specified in its charter)

                DELAWARE                                   95-2930683
      -----------------------------                    ----------------------
     (State or other jurisdiction of                   (I.R.S. Employer
     Incorporation or organization)                    Identification No.)

     1990 Westwood Blvd., Penthouse, Los Angeles, CA                   90025
     ------------------------------------------------------          ---------
     (Address of principal executive offices)                        (Zip Code)

     Registrant's telephone number, including area code:      (310) 441-0090


                                       N/A
          ------------------------------------------------------------
          (Former name or former address, if changed since last report)

Item 2.  Acquisition or Disposition of Assets.

     On February 9, 1998, the Registrant executed a definitive Agreement for Exchange of Stock (the "Acquisition Agreement") with CyberAir Communications, Inc., a Delaware Corporation ("CyberAir"). On March 3, 1998, the Registrant and CyberAir amended and modified said agreement.

     CyberAir is an integrated telecommunications company offering a wide variety of telecommunication services and products,

     Pursuant to the Acquisition Agreement, as amended on March 3, 1998, the Registrant will acquire all of the issued and outstanding stock of CyberAir and CyberAir will become a wholly owned subsidiary of the Registrant. At the closing of the acquisition, all of the outstanding shares of CyberAir will be delivered to the Registrant and exchanged for 25,000,000 shares of the Registrant's common stock..

     The acquisition has been approved by the boards of directors of the Medical Monitors and CyberAir but is still subject to certain conditions as described in the Acquisition Agreement, as amended, including, but not limited to, the restructuring of the common stock of Medical Monitors which will include a potential 1 for 100 reverse stock split, the conversion of certain debt of Medical Monitors to equity, and the approval of the transaction by the shareholders of Medical Monitors.

Item 7. Financial Statements, Pro Forma Financial Statements And Exhibits

     (b) Pro Forma Financial Information

     The Registrant will provide Pro Forma Consolidated Financial Statements within 60 days of the Closing.

     (c) Exhibits.

     1 Agreement Regarding the Exchange of Stock Between the Registrant and the Shareholders of CyberAir Communications, Inc., dated February 9, 1998.

     2. Amendment to Agreement dated March 3, 1998.

                                   SIGNATURES

     Pursuant to the requirements of Section 13 or 15(d) of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the Undersigned, thereunto duly authorized.


                                             MEDICAL MONITORS, INC.
                                             (Registrant)


 Date: March 12, 1998                        /S/ Harry Shuster
                                             -----------------
                                             By: Harry Shuster
                                             Its: President,
                                                  Chief Financial Officer
                                                  and Secretary

                                    EXHIBIT 1

    Agreement Regarding the Exchange of Stock Between the Registrant and the
     Shareholders of CyberAir Communications, Inc., dated February 9, 1998.

                                    Agreement

                        Concerning The Exchange Of Stock

                                     Between

                             Medical Monitors, Inc.

                                       and

                               The Shareholders Of

                          CyberAir Communications Inc.



                             Dated February 9, 1998

1    EXCHANGE OF SECURITIES .............................................  1

     1.1  Exchange of Shares ............................................  1
     1.2  Exemption from Registration ...................................  1
     1.3  Non-taxable Transaction .......................................  1

2    REPRESENTATIONS AND WARRANTIES OF THE SHAREHOLDERS..................  2
     2.1  Organization ..................................................  2
     2.2  Capital Stock .................................................  2
     2.3  Subsidiaries ..................................................  2
     2.4  Directors and Officers ........................................  2
     2.5  Financial Statements ..........................................  2
     2.6  Absence of Changes ............................................  2
     2.7  Absence of Undisclosed Liabilities ............................  2
     2.8  Tax Returns ...................................................  2
     2.9  Patents, Trade Names and Rights ...............................  3
     2.10 Compliance with Laws ..........................................  3
     2.11 Litigation ....................................................  3
     2.12 Authority .....................................................  3
     2.13 Ability to Carry Out Obligations ..............................  3
     2.14 Full Disclosure ...............................................  3
     2.15 Assets ........................................................  4
     2.16 Material Contracts ............................................  4

3    REPRESENTATIONS AND WARRANTIES OF MEDICAL ..........................  4
     3.1  Organization ..................................................  4
     3.2  Capital Stock .................................................  4
     3.3  Subsidiaries ..................................................  4
     3.4  Directors and Officers ........................................  4
     3.5  Patents, Trade Names and Rights ...............................  4
     3.6  Compliance with Laws ..........................................  4
     3.7  Litigation ....................................................  5
     3.8  Authority .....................................................  5
     3.9  Ability to Carry Out Obligations...............................  5
     3.10 Full Disclosure ...............................................  5
     3.11 Assets ........................................................  5
     3.12 Filings with the SEC ..........................................  5

4    COVENANTS ..........................................................  6
     4.1  Investigative Rights ..........................................  6
     4.2  Conduct of Business ...........................................  6

5    CLOSING ............................................................  6
     5.1  Closing .......................................................  6
     5.2  Deliveries at Closing .........................................  6
     5.2.1   Shareholders' Deliveries at Closing ........................  6
     5.2.2   Medical Deliveries at Closing ..............................  7

                                      (i)

6    CONDITIONS TO OBLIGATIONS TO CLOSE .................................  7
     6.1  Conditions to Obligations of Shareholders to Close ............  7
     6.2  Conditions to Obligations of Medical ..........................  7

7    INDEMNIFICATION ....................................................  7
     7.1  Indemnification by Shareholders ...............................  7
     7.2  Indemnification by Medical ....................................  7
     7.3  Notice and Opportunity to Defend ..............................  8

8    MISCELLANEOUS ......................................................  8
     8.1  Costs .........................................................  8
     8.2  Additional Documentation ......................................  8
     8.3  Captions and Headings .........................................  9
     8.4  No Oral Change ................................................  9
     8.5  Non-Waiver ....................................................  9
     8.6  Time of Essence ...............................................  9
     8.7  Choice of Law .................................................  9
     8.8  Counterparts and/or Facsimile Signature .......................  9
     8.9  Notices .......................................................  9
     8.10 Binding Effect ................................................  10
     8.11 Mutual Cooperation ............................................  10
     8.12 Brokers .......................................................  10
     8.13 Survival of Representations and Warranties ....................  10
     8.14 Facsimile Signatures ..........................................  10

     SCHEDULE A          LIST OF CYBERAIR SHAREHOLDERS
     EXHIBIT 1.2         INVESTMENT LETTER
     EXHIBIT 2.3         SUBSIDIARIES OF CYBERAIR
     EXHIBIT 2.4         CYBERAIR OFFICERS AND DIRECTORS
     EXHIBIT 2.5         CYBERAIR FINANCIAL STATEMENTS
     EXHIBIT 2.7         LIABILITIES OF CYBERAIR
     EXHIBIT 2.11        CYBERAIR LITIGATION AND LEGAL PROCEEDINGS
     EXHIBIT 2.15        EXCEPTIONS TO GOOD TITLE TO ASSETS
     EXHIBIT 2.16        MATERIAL CONTRACTS OF CYBERAIR
     EXHIBIT 5.2.2.2     POST CLOSING OFFICERS AND DIRECTORS
     EXHIBIT 8.12        BROKERS


                                      (ii)

                                    AGREEMENT

     This Stock Exchange Agreement (the "Agreement") made this 9th day of February, 1998, is by and among Medical Monitors, Inc., a Delaware Corporation ("Medical") and the undersigned shareholders of (the "Shareholders") which are the owners of 100% of the capital stock of CyberAir Communications Inc., a Delaware Corporation ("CyberAir").

     A. Whereas, Shareholders hold all of the issued and outstanding common stock of CyberAir; and

     B. Whereas, Medical, a public company, desires to exchange shares of its common stock for all of the issued and outstanding common stock of CyberAir held by the Shareholders, thereby making CyberAir a wholly owned subsidiary of Medical; and

     C. Whereas, Shareholders desire to exchange all of the issued and outstanding common stock of CyberAir for 18,900,000 shares of the common stock of Medical, all as more fully set forth herein below; and

     D. Whereas, the Board of Directors of Medical has authorized its proper corporate officers to effect the transactions contemplated herein.


                                    AGREEMENT

     NOW THEREFORE, in consideration of the mutual covenants herein contained and other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereto hereby agree to the following terms and conditions:

1    EXCHANGE OF SECURITIES.

     1.1 Exchange of Shares. Subject to all the terms and conditions of this Agreement, Medical will deliver to Shareholders of CyberAir 18,900,000 shares of previously authorized but unissued unregistered shares of the Common Stock, $.01 Par Value of Medical (the "Medical Shares"), in exchange for all of the issued and outstanding shares of CyberAir owned by the CyberAir Shareholders.

     1.2 Exemption from Registration. The parties hereto intend that the Medical Shares to be exchanged shall be exempt from the registration requirements of the Securities Act of 1933, as amended (the "Act"), pursuant to Section 4(2) of the Act and the rules and regulations promulgated thereunder and exempt from the registration requirements of the applicable states. In furtherance thereof, Shareholders will execute and deliver to Medical on the closing date, investment letters suitable to Medical counsel, in form substantially as per Exhibit 1.2 attached hereto.

     1.3 Non-taxable Transaction. The parties intend to effect this transaction as a non-taxable reorganization pursuant to Section 368(a)(1)(B) of the Internal Revenue Code of 1986, as amended.

2    REPRESENTATIONS AND WARRANTIES OF CERTAIN  SHAREHOLDERS.

     Certain Shareholders (the "Warranting Shareholders") hereby represent and warrant to Medical that:

     2.1 Organization. CyberAir is a corporation duly organized, validly existing and in good standing under the laws of the State of Delaware has all necessary corporate powers to own its properties and to carry on its business as now owned and operated by it, and is duly qualified to do business and is in good standing in each of the states where its business requires qualification.

     2.2 Capital Stock. The authorized capital stock of CyberAir consists solely of 75,000,000 shares of Common Stock, no par value per share. Immediately prior to closing there shall be 189,000 shares of Common Stock issued and outstanding all of which are owned by the Shareholders. All of the issued and outstanding shares of CyberAir are duly and validly issued, fully paid and nonassessable. There are no outstanding subscriptions, options, rights, warrants, debentures, instruments, convertible securities or other agreements or commitments obligating CyberAir to issue or to transfer from treasury any additional shares of its capital stock of any class.

     2.3 Subsidiaries. CyberAir has no subsidiaries and owns no interest in other enterprises except as set forth on Exhibit 2.3 attached hereto.

     2.4 Directors and Officers. Exhibit 2.4 hereto contains the names and titles of all present officers and directors CyberAir as of the date of this Agreement.

     2.5 Financial Statements. Exhibit 2.5 hereto consists of the audited financial statements of CyberAir as of February 28, 1998. The financial statements have been prepared in accordance with generally accepted accounting principles on an accrual basis and practices consistently followed by CyberAir throughout the periods indicated, and fairly present the financial position of CyberAir as of the dates of the balance sheets included in the financial statements and the results of operations for the periods indicated.

     2.6 Absence of Changes. Since the date of CyberAir's financial statements included in Exhibit 2.5, there has not been any change in the financial condition or operations of CyberAir, except for changes in the ordinary course of business, which changes have not, in the aggregate, been materially adverse.

     2.7 Absence of Undisclosed Liabilities. Except as set forth on Exhibit 2.7 attached hereto, CyberAir does not have any material debt, liability or obligation of any nature, whether accrued, absolute, contingent or otherwise, and whether due or to become due, that is not reflected in the balance sheet of CyberAir included in Exhibit 2.5.

     2.8 Tax Returns. Within the times and in the manner prescribed by law, CyberAir has filed all federal, state and local tax returns required by law and has paid all taxes, assessments and penalties due and payable. The provisions for taxes, if any reflected in the Exhibits are adequate for the periods indicated. There are no present disputes as to taxes of any nature payable by CyberAir.

     2.9 Patents, Trade Names and Rights. To the best of its knowledge CyberAir and its subsidiaries own and hold all necessary patents, franchise rights, trademarks, service marks, trade names, inventions, processes, know-how, trade secrets, copyrights, licenses and other rights necessary to its business, and the business of its subsidiaries as now conducted or proposed to be conducted. CyberAir and its subsidiaries are not infringing upon or otherwise acting adversely to the right or claimed right of any person with respect to any of the foregoing.

     2.10 Compliance with Laws. CyberAir and each of its subsidiaries have complied with, and is not in violation of, applicable federal, state or local statutes, laws and regulations (including, without limitation, any applicable building, zoning or other law, ordinance or regulation) affecting its properties or the operation of its business.

     2.11 Litigation. Except as set forth in Exhibit 2.11 attached hereto, neither CyberAir or any of its subsidiaries is a defendant to any suit, action, arbitration or legal, administrative or other proceeding, or governmental investigation which is pending or, to the best knowledge of the Shareholders, threatened against or affecting CyberAir or its subsidiaries or their business, assets or financial condition. CyberAir and its subsidiaries are not in default with respect to any order, writ, injunction or decree of any federal, state, local or foreign court, department, agency or instrumentality applicable to it. CyberAir and its subsidiaries are not engaged in any material lawsuits to recover monies due it.

     2.12  Authority.  The Board of  Directors of CyberAir  has  authorized  the execution of this Agreement and the consummation of the transactions contemplated herein, and CyberAir has full power and authority to execute, deliver and perform this Agreement, and this Agreement is a legal, valid and binding obligation of the Shareholders and is enforceable in accordance with its terms and conditions.

     2.13 Ability to Carry Out Obligations. The execution and delivery of this Agreement by the Shareholders and the performance by the Shareholders of their obligations hereunder in the time and manner contemplated will not cause, constitute or conflict with or result in (a) any breach or violation of any of the provisions of or constitute a default under any license, indenture, mortgage, instrument, article of incorporation, bylaw, or other agreement or instrument to which CyberAir is a party, or by which it may be bound, nor will any consents or authorizations of any party to the Shareholders' performance of their obligations hereunder be required; (b) an event that would permit any party to any agreement or instrument to terminate it or to accelerate the maturity of any indebtedness or other obligation of CyberAir; or (c) an event that would result in the creation or imposition of any lien, charge or encumbrance on any asset of CyberAir.

     2.14 Full Disclosure. None of the representations and warranties made by CyberAir Shareholder herein or in any exhibit, certificate or memorandum furnished or to be furnished by Shareholders, or on their behalf, contain or will contain any untrue statement of material fact or omit any material fact the omission of which would be misleading.

     2.15 Assets.

     2.15.1 Except as otherwise indicated in Exhibit 2.15 attached hereto, CyberAir and each of its subsidiaries has good and marketable title to all of its property, free and clear of all liens, claims and encumbrances.

     2.16 Material  Contracts.  Material  contracts of CyberAir are set forth in
Exhibit 2.16.

3    REPRESENTATIONS AND WARRANTIES OF MEDICAL.

     Medical represents and warrants to Shareholders that:

     3.1 Organization. Medical is a corporation duly organized, validly existing and in good standing under the laws of the State of Delaware, has all necessary corporate powers to own its properties and to carry on its business as now owned and operated by it, and is duly qualified to do business and is in good standing in each of the states where its business requires qualification.

     3.2 Capital Stock. As of the date of this Agreement the authorized capital stock of Medical consists of 50,000,000 shares of common stock, $.01 par value per share. Immediately prior to closing the authorized capital stock of Medical shall consist of 250,000,000 shares of common stock, $.01 par value and there shall be 1,100,000 shares of Common Stock issued and outstanding. All of the issued and outstanding shares shall have been duly and validly issued, fully paid and nonassessable. There are no outstanding subscriptions, options, rights, debentures, instruments, convertible securities or other agreements or commitments obligation Medical to issue or to transfer from treasury any additional shares of its capital stock of any class, other than those listed in Medical's 1934 Act filings with the Securities and Exchange Commission. The Common Stock of Medical is currently listed on the OTC Bulletin Board under the symbol "MDMN".

     3.3 Subsidiaries. Medical does not have any subsidiaries or own any interest in any enterprise.

     3.4 Directors and Officers. The names and titles of all directors and officers of Medical are as set forth on Exhibit 3.4 attached hereto.

     3.5 Patents, Trade Names and Rights. To the best of its knowledge Medical owns and holds all necessary patents, franchise rights, trademarks, service marks, trade names, inventions, processes, know-how, trade secrets, copyrights, licenses and other rights necessary to its business as now conducted or proposed to be conducted. Medical is not infringing upon or otherwise acting adversely to the right or claimed right of any person with respect to any of the foregoing.

     3.6 Compliance with Laws. Medical has complied with, and is not in violation of, applicable federal, state or local statutes, laws and regulations (including, without limitation, any applicable building, zoning or other law, ordinance or regulation and all federal and state securities laws (including, without limitation, the Securities Act of 1933 and the Securities Exchange Act of 1934) and all material respects NASDAQ rules) affecting its properties or the operation of its business. To the best of its knowledge all stock of Medical issued to date has been issued in compliance with all Federal and State securities laws.

     3.7 Litigation. Medical is not a party to any suit, action, arbitration or legal, administrative or other proceeding, or governmental investigation which is pending or, to the best knowledge of Medical threatened against or affecting Medical or its business, assets or financial condition except for suits as described in its 1934 Act filings. Medical is not in default with respect to any order, writ, injunction or decree of any federal, state, local or foreign court, department, agency or instrumentality applicable to it.

     3.8 Authority. The Board of Directors of Medical has authorized the execution of this Agreement and the consummation of the transactions contemplated herein, and Medical has full power and authority to execute, deliver and perform this Agreement, and this Agreement is a legal, valid and binding obligation of Medical enforceable in accordance with its terms.

     3.9 Ability to Carry Out Obligations. The execution and delivery of this Agreement by Medical and the performance by the Medical of the obligations hereunder in the time and manner contemplated will not cause, constitute or conflict with or result in (a) any breach or violation of any of the provisions of or constitute a default under any license, indenture, mortgage, instrument, article of incorporation, bylaw, or other agreement or instrument to which Medical is a party, or by which it may be bound, nor will any consents or authorizations of any party to Medical's performance of its obligation hereunder; (b) an event that would permit any party to any agreement or instrument to terminate it or to accelerate the maturity of any indebtedness or other obligation of Medical; or (c) an event that would result in the creation or imposition of any lien, charge or encumbrance on any asset of Medical.

     3.10 Full Disclosure. None of the representations and warranties made by Medical herein or in any exhibit, certificate or memorandum furnished or to be furnished by Medical or on its behalf, contains or will contain any untrue statement of material fact or omit any material fact the omission of which would be misleading.

     3.11 Assets. Medical has good and marketable title to all of its property, free and clear of all liens, claims and encumbrances, except as otherwise indicated in its 1934 Act filings.

     3.12 Filings with the SEC. As of the date of this Agreement Medical is delinquent in its filing requirements with the Securities and Exchange Commissions as required under the Securities Act of 1933 and the Securities Exchange Act of 1934 (the "Exchange Act"), collectively (the "Public Reports").

Prior to the Closing Medical shall have brought current and will have made all filings with the SEC that it is required to make. Each of the Public Reports has complied with the Securities Act and the Exchange Act in all material respects. None of the Public Reports, as of their respective dates, contained any untrue statement of a material fact or omitted to state a material fact necessary in order to make the statements made therein, in light of the circumstances under which they were made, false or misleading. Medical has delivered to Shareholders a correct and complete copy of each Public Report (together with all claims and schedules thereto and as amended to date).

4    COVENANTS RELATING TO THE PERIOD PRIOR TO CLOSING.

     4.1 Investigative Rights. From the date of this Agreement until the Closing Date, each party shall provide to the other party, and such other party's counsel, accountants, auditors and other authorized representatives, full access during normal business hours and upon reasonable advance written notice to all of each party's properties, books, contracts, commitments and records for the purpose of examining the same. Each party shall furnish the other party with all information concerning each party's affairs as the other party may reasonably request.

     4.2 Conduct of Business. Prior to Closing, Shareholders represent that CyberAir shall conduct its business in the normal course. CyberAir shall not amend its Articles of Incorporation or Articles of Organization, as the case may be, or Bylaws (except as may be described in this Agreement), declare dividends, redeem securities, incur additional or newly-funded liabilities outside the ordinary course of business, acquire or dispose of fixed assets, change employment terms, enter into any material or long-term contract, guarantee obligations of any third party, settle or discharge any balance sheet receivable for less than its stated amount, pay more on any liability than its stated amount, or enter into any other transaction without the prior approval of Medical, not to be unreasonably withheld.

5    CLOSING.

     5.1 Closing. The closing of this transaction shall be held at the offices of Medical, or such other place as is mutually agreeable to the parties, or by FAX and Federal Express, at such time as Medical has brought all Public Reports current and obtained approval of the acquisition contemplated by this Agreement, as required by its by-laws and requisite federal and state corporate and securities regulations.

     5.2 Deliveries at Closing.

     5.2.1 Shareholders' Deliveries at Closing. At the Closing, the Shareholders shall deliver the following items:

     5.2.1.1 certificates representing all of the shares of CyberAir stock held by the Shareholders, along with a stock power or stock powers duly executed by the Shareholders in blank;

     5.2.1.2 an investment letter in the form of Exhibit 1.2 hereof, duly executed by the Shareholders.

     5.2.2. Medical Deliveries at Closing. At the Closing, Medical shall deliver the following items:

     5.2.2.1 either (A) certificates representing the Medical Shares, duly issued to the Shareholders as listed on Schedule A attached hereto, or (B) a copy of a letter from Medical to its transfer agent, instructing such transfer agent to issue the certificates representing the Medical Shares to the Shareholders as listed on Schedule A.

     5.2.2.2 resignations of the Officers and Directors of Medical and a resolution concurrently therewith appointing CyberAir's designated Officers and Directors as set forth on Exhibit 5.2.2.2 attached hereto.


6    CONDITIONS TO OBLIGATIONS TO CLOSE.

     6.1 Conditions to Obligations of Shareholders to Close.. The obligations of the Shareholders to consummate the transactions contemplated by this Agreement shall be subject to the satisfaction of the conditions that the representations and warranties of Medical shall be true in all material respects on and as of the Closing Date with the same force and effect as though made on and as of the Closing date, that Medical shall have performed and complied in all material respects with all covenants and agreements required by this Agreement to be performed or complied with by it on or prior to the Closing Date. . In addition, prior to Closing, CyberAir shall have caused the shareholder loan payable to Harry Shuster in the amount of $1,000,000 to be converted to 150,000 shares of common stock of Medical which shall be part of the 18,900,000 shares referenced in paragraph 1.1.

     6.2 Conditions to Obligations of Medical. The obligations of Medical to consummate the transactions contemplated by this Agreement shall be subject to the satisfaction of the conditions that the representations and warranties of the Shareholders shall be true in all material respects on and as of the Closing Date with the same force and effect as though made on and as of the Closing Date, that the Shareholders shall have performed and complied in all material respects with all covenants and agreements required by this Agreement and between Medical, its shareholders and CyberAir and related parties, be performed or complied with by it on or prior to the Closing Date

7    INDEMNIFICATION.

         7.1 Indemnification by Shareholders. The Warranting Shareholders agree to indemnify, defend and hold the Medical shareholders, Medical, its officers and directors, harmless against and in respect of any and all claims, demands, losses, costs, expenses, obligations, liabilities, damages, recoveries and deficiencies, including interest, penalties and reasonable attorney fees that it shall incur or suffer, which arise out of, result or relate to any breach of, or failure by CyberAir perform any of its material representations, warranties, covenants or agreements in this Agreement or in any schedule, certificate, exhibit or other instrument furnished or to be furnished by Shareholders under this Agreement; provided however, that notice of any such breach shall have been communicated with specificity within 2 years of the date hereof.

     7.2 Indemnification by Medical. Medical agrees to indemnify, defend and hold the Shareholders harmless against and in respect of any and all claims, demands, losses, costs, expenses, obligations, liabilities, damages, recoveries and deficiencies, including interest, penalties and reasonable attorney fees, that it shall incur or suffer, which arise out of, result or relate to any breach of, or failure by Medical to perform any of its material representations, warranties, covenants or agreements in this Agreement or in any schedule, certificate, exhibit or other instrument furnished or to be furnished by Medical under this Agreement.

     7.3 Notice and Opportunity to Defend. If there occurs an event which any Party asserts is an indemnifiable event, the Party seeking indemnification shall notify the Party obligated to provide indemnification (the "Indemnifying Party") promptly. If such event involves (i) any claim or (ii) the commencement of any action or proceeding by a third person, the Party seeking indemnification will give such Indemnifying Party written notice of such claim or the commencement of such action or proceeding. Such notice shall be a condition precedent to any liability of the Indemnifying Party hereunder. Such Indemnifying Party shall have a period of thirty (30) days within which to respond thereto. If such Indemnifying Party does not respond within such thirty (30) days period, such Indemnifying Party shall be obligated to compromise or defend, at its own expense and by counsel chosen by the Indemnifying Party shall provide reasonably satisfactory to the Party seeking indemnity, such matter and the Indemnifying Party shall provide the Party seeking indemnification with such assurances as may be reasonably required by the latter to assure that the Indemnifying Party will assume, and be responsible for, the entire liability issue. If such Indemnifying Party does not respond within such thirty (30) day period and rejects responsibility for such matter in whole or in part, the Party seeking indemnification shall be free to pursue, without prejudice to any of its rights hereunder, such remedies as may be available to such Party under applicable law. The Party seeking indemnification agrees to cooperate fully with the Indemnifying Party and its counsel in the defense against any such asserted liability. In any event, the Party seeking indemnification shall have the right to participate at its own expense in the defense of such asserted liability. Any compromise of such asserted liability by the Indemnifying Party shall require the prior written consent of the Party seeking indemnification. If, however, the Party seeking indemnification refuses its consent to a bona fide offer of settlement which the Indemnifying Party wishes to accept, the Party seeking indemnification may continue to pursue such matter, free of any participation by the Indemnifying Party, at the sole expense of the Party seeking indemnification. In such event, the obligation of the Indemnifying Party to the Party seeking indemnification shall be equal to the lesser of (i) the amount of the offer of settlement which the Party seeking indemnification refused to accept plus the costs and expenses of such Party prior to the date the Indemnifying Party notifies the Party seeking indemnification of the offer of settlement and (ii) the actual out-of-pocket amount the Party seeking indemnification is obligated to pay as a result of such Party's continuing to pursue such an offer. An Indemnifying Party shall be entitled to recover from the Party seeking indemnification any additional expenses incurred by such Indemnifying Party as a result of the decision of the Party seeking indemnification to pursue such matter.

8    MISCELLANEOUS.

     8.1 Costs. Each party shall bear its own costs associated with this Agreement, the closing of this Agreement, and all ancillary or related measures, including without limitation, costs of attorneys fees, accountants fees, filing fees, or other costs or expenses, without right or recourse from the other.

     8.2 Additional Documentation. The parties acknowledge that further agreements and documents, in addition to the Exhibits appended hereto, may be required in order to effect the transactions contemplated hereunder. Each party agrees to provide and execute such other and further agreements or documentation as, in the opinions of respective counsel, are reasonably necessary to effect the transactions contemplated hereunder and to maintain regulatory and legal compliance.

     8.3 Captions and Headings. The article and paragraph headings throughout this Agreement are for convenience and reference only and shall not define, limit or add to the meaning of any provision of this Agreement.

     8.4 No Oral Change. This Agreement and any provision hereof may not be waived, changed, modified or discharged orally, but only by an agreement in writing signed by the party against whom enforcement of any such waiver, change, modification or discharge is sought.

     8.5 Non-Waiver. The failure of any party to insist in any one or more cases upon the performance of any of the provisions, covenants or conditions of this Agreement or to exercise any option herein contained shall not be construed as a waiver or relinquishment for the future of any such provisions, covenants or conditions. No waiver by any party of one breach by another party shall be construed as a waiver with respect to any subsequent breach.

     8.6 Time of Essence. Time is of the essence of this Agreement and of each and every provision.

     8.7 Choice of Law. This Agreement and its application shall be governed by the laws of the State of Delaware.

     8.8 Counterparts and/or Facsimile Signature. This Agreement may be executed in any number of counterparts, including counterparts transmitted by telecopier or FAX, any one of which shall constitute an original of this Agreement. When counterparts of facsimile copies have been executed by all parties, they shall have the same effect as if the signatures to each counterpart or copy were upon the same document and copies of such documents shall be deemed valid as originals. The parties agree that all such signatures may be transferred to a single document upon the request of any party.

     8.9 Notices. All notices, requests, demands and other communications under this Agreement shall be in writing and shall be deemed to have been duly given on the date of service if served personally on the party to whom notice is to be given, or on the third day after mailing if mailed to the party to whom notice is to be given, by first class mail, registered or certified, postage prepaid, and properly addressed as follows:

         If to Medical, addressed to it at:
         Mr. Harry Shuster, President
         Medical Monitors, Inc.
         1990 Westwood Blvd.
         Penthouse
         Los Angeles, California 90025

         With a copy to:
         George G. Chachas, Esq.
         Wenthur & Chachas
         4180 La Jolla Village Drive
         Suite 500
         La Jolla, California 92037

         If to CyberAir and the Shareholders, to them at:
         CyberAir Communications, Inc.
         c/o Edwin H. Jones III
         33161 Camino Capistrano
         Suite A
         San Juan Capistrano, CA 92675

     8.10 Binding Effect. This Agreement shall inure to and be binding upon the heirs, executors, personal representatives, successors and assigns of each of the parties to this Agreement.

     8.11 Mutual Cooperation. The parties hereto shall cooperate with each other to achieve the purpose of this Agreement and shall execute such other and further documents and take such other and further actions as may be necessary or convenient to effect the transaction described herein.

     8.12 Brokers. The parties hereto represent that no other broker has brought about this Agreement, and no other finder's fee has been paid or is payable by either party, except for the broker whose name is set forth on Exhibit 8.12, and whose fee shall be paid by the Shareholders. Each party hereto shall indemnify and hold the other harmless against any and all claims, losses, liabilities or expenses which may be asserted against it as a result of its dealings, arrangements or agreements with any other broker.

     8.13 Survival of Representations and Warranties. The representations, warranties, covenants and agreements of the parties set forth in this Agreement or in any instrument, certificate, opinion or other writing provided for herein shall survive the Closing.

     8.14 Facsimile Signatures. It is expressly agreed that the parties may execute this agreement via facsimile signatures and such facsimile signature pages shall be treated as originals for all purposes.

     AGREED AND ACCEPTED as of the date first above written.

                                             MEDICAL MONITORS, INC.
                                             A Delaware Corporation


Dated: February 9, 1998                      /S/ Harry Shuster
                                             -----------------------
                                             By: Harry Shuster
                                             Its: President and Secretary

                                             CyberAir Communications, Inc.
                                             A Delaware Corporation


Dated: February 4, 1998                      /S/ Edwin H. Jones
                                             ------------------------
                                             By:  Edwin H. Jones III
                                             Its:  Chairman


Dated: February 4, 1998                      /s/ Robert A. Dietrich
                                             ------------------------
                                             By:  Robert A. Dietrich
                                             Its:  Secretary


SHAREHOLDERS   OF   CYBERAIR   COMMUNICATIONS   INC.   WHO  WILL   WARRANT   THE
REPRESENTATIONS HEREIN:


-----------------------------------     ---------------------------------------


-----------------------------------     ---------------------------------------


-----------------------------------     ---------------------------------------


-----------------------------------     ---------------------------------------


-----------------------------------     ---------------------------------------

NON-WARRANTING CYBERAIR SHAREHOLDER SIGNATURE PAGE for Agreement Concerning the Exchange of Stock between Medical Monitors, Inc. and the Shareholders of CyberAir Communications Inc.

The undersigned shareholders of CyberAir execute this Agreement solely for the purpose of affirming the following and for no other purpose.

     Delivery of CyberAir Stock.

     Each CyberAir Shareholder signing hereto hereby agrees to sell, assign, transfer and deliver and does hereby sell, assign, transfer and deliver to
Medical, and Medical agrees to acquire and accept from each CyberAir Shareholder, upon the terms and conditions set forth in this Agreement, complete, absolute and unencumbered right, title and interest in and to the CyberAir Shares held by each CyberAir Shareholder.

     Consideration.

     The entire consideration to be paid to CyberAir Shareholders in exchange for the transfer, assignment and deliver of the CyberAir Shares is common shares of the authorized but unissued capital stock of Medical as allocated on Schedule A to each shareholder.

     Exchange of Shares.

     At the Closing Date as defined in this Agreement, Medical shall deliver to the CyberAir Shareholders, in accordance with Schedule A, 18,900,000 shares of the authorized but unissued capital stock of Medical (the "Medical Shares"). The exchange of shares contemplated by this Agreement is intended to result in a tax-free reorganization within the meaning of Section 368(a)(1)(B) of the Code. The CyberAir Shareholders agree to assist Medical in adopting and filing any documentation necessary to comply with the Code in order to preserve the tax-free treatment of the within exchange of shares.

     Investment Representation.

     The Shares being acquired by the CyberAir Shareholders hereunder are being acquired for investment purposes only and not with a view towards resale or redistribution and no person or entity has any beneficial interest in such shares except the CyberAir Shareholders. The Shares being acquired have not been registered under the Securities Act of 1933 as amended (the "Securities Act") and CyberAir Shareholders acknowledge and agree that they may not sell, offer, transfer, hypothecate or convey such shares except pursuant to a registration statement pursuant to the Securities Act or an exemption therefrom. Such shares shall be issued with the following legend and shall be subject to a stock transfer order delivered by the Company to the transfer agent, such legend to be as follows:

THE SHARES REPRESENTED BY THIS CERTIFICATE HAVE NOT BEEN REGISTERED WITH THE SECURITIES AND EXCHANGE COMMISSION UNDER THE SECURITIES ACT OF 1933, AS AMENDED. THE SHARES HAVE BEEN ACQUIRED FOR INVESTMENT AND MAY NOT BE SOLD, TRANSFERRED, ASSIGNED, PLEDGED OR HYPOTHECATED IN THE ABSENCE OF AN EFFECTIVE REGISTRATION FOR THESE SHARES UNDER SUCH ACT OR AN OPINION OF THE COMPANY'S COUNSEL THAT SUCH REGISTRATION IS NOT REQUIRED UNDER SAID ACT.



Dated: -------------------              ---------------------------------------
                                        Signature of Non-Warranting
                                        CyberAir Shareholder

                                   SCHEDULE A

                          LIST OF CYBERAIR SHAREHOLDERS



Shareholder              Number of                Number of
Name and Address         CyberAir Shares          Medical Shares
------------------------------------------------------------------------------

** To be supplied prior to Closing.

                                   EXHIBIT 1.2

                                INVESTMENT LETTER

Mr. Harry Shuster, President
Medical Monitors, Inc.
1990 Westwood Blvd.
Penthouse
Los Angeles, California 90025

Re:  INVESTMENT LETTER

Gentlemen:

     The undersigned having acquired by a stock-for-stock exchange a certain amount of the total 18,900,000 restricted shares of common stock of Medical Monitors, Inc., a Delaware corporation (the "Company"), par value $.01 per share (the "Securities"), hereby represents to the Company that:

     1. The Securities which are being acquired by the undersigned are being acquired for the undersigned's own account and for investment and not with a view to the public resale or distribution thereof.

     2. The undersigned will not sell, transfer or otherwise dispose of the Securities unless, in the opinion of the Company's counsel, such disposition conforms with applicable securities laws requirements.

     3. The undersigned is aware that the Securities are "restricted securities" as that term is defined in Rule 144 (the "Rule") promulgated under the Securities Act of 1933, as amended (the "Act").

     The undersigned acknowledges that the undersigned has had an opportunity to ask questions of and receive answers from duly designated representatives of the Company concerning the finances of the Company and the proposed business plan of the Company.

     The undersigned acknowledges and understands that the Securities are unregistered and must be held indefinitely unless they are subsequently registered under the Act or an exemption from such registration is available.

     The undersigned further acknowledges that the undersigned is fully aware of the applicable limitations on the resale of the Securities. These restrictions for the most part are set forth in Rule 144 (the "Rule"). The Rule permits sales of "restricted securities" upon compliance with the requirements of such Rule. If and when the Rule is available to the undersigned, the undersigned may make only sales of the Securities in accordance with the terms and conditions of the rule (which may limit the amount of Securities that may be sold).

MEDICAL MONITORS, INC.                                                   Page 2
Investment Letter
-------------------------------------------------------------------------------

     By reason of the undersigned's knowledge and experience in financial and business matters in general, and investments in particular, the undersigned is capable of evaluating the merits and risks of an investment by the undersigned in the Securities.

     The undersigned is capable of bearing the economic risks of an investment in the Securities. The undersigned fully understands the speculative nature of the Securities and the possibility of loss.

     The undersigned's present financial condition is such that the undersigned is under no present or contemplated future need to dispose of any portion of the Securities to satisfy any existing or contemplated undertaking, need, or indebtedness.

     Any and all certificates representing the Securities, and any and all securities issued in replacement thereof or in exchange therefor, shall bear a restrictive legend.

     The undersigned further agrees that the Company shall have the right to issue stop-transfer instructions to its transfer agent until such time as sale is permitted under Security Laws and acknowledges that the Company has informed the undersigned of its intention to issue such instructions.

                                            Very truly yours,

                                            ----------------------------------
                                            Undersigned

                                            Date: ---------------------------

                                            ----------------------------------
                                            Address

                                            ----------------------------------
                                            Social Security Number

                                   EXHIBIT 2.3

                            SUBSIDIARIES OF CYBERAIR

                                      NONE

                                   EXHIBIT 2.4

                         CYBERAIR OFFICERS AND DIRECTORS

OFFICERS

CEO and President .............................   Edwin H. Jones III
Chief Financial Officer ........................  Robert A. Dietrich
Secretary ......................................  Robert A. Dietrich

DIRECTORS

Edwin H. Jones III - Chairman of the Board
Robert A.  Dietrich
Carol S. Lewis

                                   EXHIBIT 2.5

                                    CYBERAIR

                          AUDITED FINANCIAL STATEMENTS

                             AS OF FEBRUARY 28, 1998

         ** To be Supplied Prior to Closing

                                   EXHIBIT 2.7

                        MATERIAL LIABILITIES OF CYBERAIR

                                      NONE

                                  EXHIBIT 2.11

              MATERIAL LITIGATION AND LEGAL PROCEEDINGS OF CYBERAIR

                                      NONE

                                  EXHIBIT 2.15

                       EXCEPTIONS TO GOOD TITLE TO ASSETS

                                      NONE

                                  EXHIBIT 2.16

                         MATERIAL CONTRACTS OF CYBERAIR

     ** Previously  supplied.

                                EXHIBIT 5.2.2.2.

                       POST CLOSING OFFICERS AND DIRECTORS

OFFICERS


CEO-President ..................................  G. Michael Twomey
Chief Financial Officer ........................  Robert A.  Dietrich
Secretary ......................................  Robert A. Dietrich

DIRECTORS

Edwin H. Jones III - Chairman of the Board
G. Michael Twomey
Robert A. Dietrich

                                  EXHIBIT 8.12

                                BROKERS / FINDERS

                              WCM INVESTMENTS INC.

                                    EXHIBIT 2

                             Amendment to Agreement
                               Dated March 3, 1998

                             AMENDMENT TO AGREEMENT

     This Amendment to Agreement (the "Amendment") is effective as of March 3, 1998, and is by and among Medical Monitors, Inc., a Delaware Corporation ("MMI"), CyberAir Communications, Inc., a Delaware Corporation ("CyberAir"), and the Shareholders of CyberAir (the "Shareholders'), and amends and modifies that certain Agreement Concerning the Exchange of Stock (the "Acquisition Agreement") between Medical Monitors, Inc. and the Shareholders of CyberAir Communications, Inc. dated February 9, 1998, as follows:

     1. That recital C of the Acquisition Agreement is hereby amended to read as follows:

C. Whereas, Shareholders desire to exchange all of the issued and outstanding common stock of CyberAir for 25,000,000 shares of the common stock of Medical, all as more fully set forth herein below.

     2. That paragraph 1.1 of the Acquisition Agreement is hereby amended to read as follows:

1.1 Exchange of Shares. Subject to all the terms and conditions of this Agreement, Medical will deliver to Shareholders of CyberAir 25,000,000 shares of previously authorized but unissued unregistered shares of the Common Stock, $.01 Par Value of Medical (the "Medical Shares"), in exchange for all of the issued and outstanding shares of CyberAir owned by the CyberAir Shareholders.

     3. That paragraph 6.1 of the Acquisition Agreement is hereby amended and to read as follows:

6.1 Conditions to Obligations of Shareholders to Close.. The obligations of the Shareholders to consummate the transactions contemplated by this Agreement shall be subject to the satisfaction of the conditions that the representations and warranties of Medical shall be true in all material respects on and as of the Closing Date with the same force and effect as though made on and as of the
Closing date, that Medical shall have performed and complied in all material respects with all covenants and agreements required by this Agreement to be performed or complied with by it on or prior to the Closing Date. In addition, prior to Closing, Medcial r shall have caused the shareholder loan payable to Harry Shuster in the amount of $1,000,000 to be converted to 150,000 post-reverse split shares of common stock of Medical. Therefore, after completion of the acquisition and exchange of stock contemplated herewith there shall be issued and outstanding a total of 26,100,000 shares of Common Stock.

     4. That the paragraph titled "Exchange of Shares" on page 12 is hereby amended to read as follows:

     Exchange of Shares.

At the Closing Date as defined in this Agreement, Medical shall deliver to the CyberAir Shareholders, in accordance with Schedule A, 25,000,000 shares of the authorized but unissued capital stock of Medical (the "Medical Shares"). The exchange of shares contemplated by this Agreement is intended to result in a tax-free reorganization within the meaning of Section 368(a)(1)(B) of the Code. The CyberAir Shareholders agree to assist Medical in adopting and filing any documentation necessary to comply with the Code in order to preserve the tax-free treatment of the within exchange of shares.

     5. That the first paragraph of Exhibit 1.2 is hereby amended to read as follows:

The undersigned having acquired by a stock-for-stock exchange a certain amount of the total 25,000,000 restricted shares of common stock of Medical Monitors, Inc., a Delaware corporation (the "Company"), par value $.01 per share (the "Securities"), hereby represents to the Company that:

     6. All other terms and conditions not inconsistent with this amendment shall remain the same. It is expressly agreed that the parties may execute this agreement via facsimile signature and such facsimile signature pages shall be treated as originals for all purposes.

ACKNOWLEDGED AND AGREED:

                                             MEDICAL MONITORS, INC.
                                             A Delware Corporation

Dated: March 4, 1998                         /s/ Harry Shuster
                                             ---------------------------------
                                             By:  Harry Shuster
                                             Its: President and Secretary


                                             CYBERAIR COMMUNICATIONS INC.
                                             A Delware Corporation

Dated: March 4, 1998                         /s/ Edwin H. Jones
                                             --------------------------------
                                             By: Edwin H. Jones III
                                             Its:  President

Dated: March 4, 1998                         /s/ Robert A. Dietrich
                                             ---------------------------------
                                             By: Robert A. Dietrich
                                             Its:  Secretary


                                  Page 2 of 2